Mineral Interests	12 Months Ended
Dec. 31, 2020
Disclosure of investment property [text block] [Abstract]
Mineral Interests
8.	Mineral Interests

Mineral interest expenditures on projects are considered as exploration and evaluation and their related costs consist of the following:

($000s)	Balance January 1, 2020	Acquisitions 2020	Expenditures 2020	Balance December 31, 2020
KSM	296,509	127,530	20,128	444,167
Courageous Lake	75,721	-	801	76,522
Iskut	32,215	-	5,734	37,949
Snowstorm	20,455	-	4,469	24,924
3 Aces	-	6,564	549	7,113
Grassy Mountain	771	-	-	771
	425,671	134,094	31,681	591,446

($000s)	Balance January 1, 2019	Acquisitions 2019	Expenditures 2019	Balance December 31, 2019
KSM	276,586	2,662	17,261	296,509
Courageous Lake	73,647	-	2,074	75,721
Iskut	29,031	-	3,184	32,215
Snowstorm	15,269	528	4,658	20,455
Grassy Mountain	771	-	-	771
	395,304	3,190	27,177	425,671

Continued exploration of the Company’s mineral properties is subject to certain lease payments, project holding costs, rental fees and filing fees.

a)	KSM (Kerr-Sulphurets-Mitchell)

In 2001, the Company purchased a 100% interest in contiguous claim blocks in the Skeena Mining Division, British Columbia. The vendor maintains a 1% net smelter royalty interest on the project, subject to maximum aggregate royalty payments of $4.5 million. The Company is obligated to purchase the net smelter royalty interest for the price of $4.5 million in the event that a positive feasibility study demonstrates a 10% or higher internal rate of return after tax and financing costs.

In July 2009, the Company agreed to acquire various mineral claims immediately adjacent to the KSM property for further exploration and possible mine infrastructure use. The acquired claims were subject to a 4.5% net smelter royalty. In January 2019, the Company issued 100,000 common shares at $17.30 per common share, for total fair value of $1.7 million, to the holder of the net smelter return royalty on the claims and fully extinguished the royalties on those claims. The total fair value of the common shares was recorded to the mineral interest at KSM project.

In 2011 and 2012, the Company completed agreements granting a third party an option to acquire a 2% net smelter royalty on all gold and silver production sales from KSM for a payment equal to the lesser of $160 million or US$200 million. The option is exercisable for a period of 60 days following the announcement of receipt of all material approvals and permits, full project financing and certain other conditions for the KSM Project.

During 2019, as part of a cooperative and benefit agreement between the Company and the Tahltan Nation, the Company issued 50,000 common shares with a fair value of $18.63 per common share, for a total fair value of $0.9 million.

In December 2020, the company purchased the Snowfield property from Pretium Resources Inc. The Snowfield property, located in the same valley that hosts KSM's Mitchell deposit, was purchased for US$100 million ($127.5 million) in cash, a 1.5% net smelter royalty on Snowfield property production, and a conditional payment of US$20 million, payable following the earlier of (i) commencement of commercial production from Snowfield property, and (ii) announcement by the Company of a bankable feasibility study which includes production of reserves from the Snowfield property. US$15 million of the conditional payment can be credited against future royalty payments.

b)	Courageous Lake

In 2002, the Company purchased a 100% interest in the Courageous Lake gold project from Newmont Canada Limited and Total Resources (Canada) Limited for US$2.5 million. The Courageous Lake gold project consists of mining leases located in Northwest Territories of Canada.

c)	Iskut

On June 21, 2016, the Company purchased 100% of the common shares of SnipGold Corp. which owns the Iskut Project, located in northwestern British Columbia.

d)	Snowstorm

In 2017, the Company purchased 100% of the common shares of Snowstorm Exploration LLC which owns the Snowstorm Project, located in northern Nevada. On the acquisition date, the Company issued 700,000 common shares, with a fair value of $14.39 per share and 500,000 common share purchase warrants with a fair value of $6.55 per common share purchase warrant for a combined fair value of $13.3 million. The common share purchase warrants are exercisable for four years from the date of acquisition, at $15.65 per share. In addition, the Company has agreed to make a conditional cash payment of US$2.5 million if exploration activities at the Snowstorm Project result in defining a minimum of five million ounces of gold resources compliant with National Instrument 43-101 and a further cash payment of US$5.0 million on the delineation of an additional five million ounces of gold resources.

In 2019, the Company purchased the Goldstorm Project in northern Nevada from Mountain View Gold Corp. in exchange for 25,000 common shares of the Company at a fair value of $21.11 per common share for a total fair value of $0.5 million.

e)	3 Aces

In 2020, the Company acquired a 100% interest in the 3 Aces gold project in the Yukon, Canada from Golden Predator Mining Corp through the issuance of 300,000 common shares valued at $6.6 million. Should the project attain certain milestones, including the confirmation of a National Instrument 43-101 compliant mineral resource of 2.5 million ounces of gold and upon confirmation of an aggregate mineral resource of 5 million ounces of gold, the Company will potentially pay an additional $2.25 million.

f)	Grassy Mountain

In 2013, the Company sold 100% of interest in the Grassy Mountain Project with a net book value of $771,000 retained within mineral properties, related to the option to either receive, at the discretion of the Company, a 10% net profits interest royalty or a $10 million cash payment. Settlement is due four months after the later of: the day that the Company receives a feasibility study on the project; and the day that the Company is notified that permitting and bonding for the mine is in place. The current owner of the Grassy Mountain Project is Paramount who completed a feasibility study in 2020 but they have not notified the Company that permitting and bonding for the mine is in place.